As filed with the Securities and Exchange Commission on April 17, 1998.

                                                   Registration No. 333-34965

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                        Post-Effective Amendment No. 1
                                      to
                                   FORM S-8

                         REGISTRATION STATEMENT UNDER
                          THE SECURITIES ACT OF 1933

                             BANK PLUS CORPORATION
           --------------------------------------------------------
            (Exact Name of Registrant as Specified in its Charter)

                DELAWARE                                95-4571410
   ------------------------------------------------------------------------
     (State or Other Jurisdiction of                 (I.R.S. Employer
     Incorporation or Organization)                 Identification No.)

            4565 Colorado Boulevard, Los Angeles, California 90039
         ------------------------------------------------------------
              (Address of Principal Executive Offices, Zip Code)

                    STOCK OPTION AND EQUITY INCENTIVE PLAN
         ------------------------------------------------------------
                           (Full title of the Plan)

                             Godfrey B. Evans Esq.
       Executive Vice President, General Counsel and Corporate Secretary
                             Bank Plus Corporation
                            4565 Colorado Boulevard
                         Los Angeles, California 90039
         ------------------------------------------------------------
                    (Name and Address of Agent for Service)

                                (818) 549-3330
         -------------------------------------------------------------
         (Telephone Number, Including Area Code, of Agent for Service)



                        CALCULATION OF REGISTRATION FEE

========================================================================================
                                            PROPOSED      PROPOSED
 TITLE OF SECURITIES        AMOUNT          MAXIMUM       MAXIMUM         AMOUNT OF
        TO BE               TO BE           OFFERING     AGGREGATE      REGISTRATION
      REGISTERED          REGISTERED(1)     PRICE PER     OFFERING           FEE
                                             SHARE         PRICE
----------------------------------------------------------------------------------------
Common Stock, $0.01         750,000         $10.875 (4)  $8,156,250 (4)    $2,471.60 (5)
    par value            shares (2)(3)
========================================================================================

(1) Pursuant to Rule 429 under the Securities Act of 1933, this Registration Statement also relates to 1,375,000 shares of Registrant's Common Stock, $0.01 par value per share (the "Common Stock"), registered on Registration Statement No. 333-16649 for which a Filing Fee of $3,550.89 was previously paid.
(2) This Registration Statement also covers such indeterminable number of additional shares of Common Stock as may become issuable to prevent dilution in the event of stock splits, stock dividends or similar transactions pursuant to the terms of the Plan.
(3) Represents shares of Common Stock to be issued by the Registrant under the Plan pursuant to awards of stock options, restricted stock, deferred stock units and deferred stock grants.
(4) Estimated solely for purposes of calculating the registration fee pursuant to Rule 457(c) based upon the prices of the Common Stock on the NASDAQ National Market as reported on August 29, 1997.
(5)  Previously paid.

                               EXPLANATORY NOTE

     This Post-effective Amendment No. 1 (the "Amendment") to the Registrant's Form S-8 is being filed to include any shares of Common Stock to be issued by the Registrant under the Plan pursuant to awards of stock options, restricted stock, deferred stock units and deferred stock grants. The Form S-8 included shares of common stock to be issued by the Registrant upon exercise of options available for grant under the Plan, and this Amendment includes shares of Common Stock to be issued under the Plan pursuant to awards of restricted stock, deferred stock units and deferred stock grants as well.

                INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

       The following documents heretofore filed by Bank Plus with the Commission are by this reference incorporated in and made a part of this Prospectus: (i) the Company's (as defined below) Annual Report on Form 10-K for the fiscal year ended December 31, 1997, (ii) the description of Bank Plus' Common Stock contained in Bank Plus' Registration Statement on Form 8-B filed on April 22, 1996; and (iii) all documents filed by Bank Plus pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Prospectus and prior to the filing of a post-effective amendment which indicates that all Securities offered hereby have been sold or which deregisters all Securities then remaining unsold. Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Prospectus.

       Copies of all documents which are incorporated herein by reference (not including the exhibits to such documents, unless such exhibits are specifically incorporated by reference into such documents or into this Prospectus) will be provided without charge to each person, including any beneficial owner, to whom this Prospectus is delivered, upon a written or oral request to Bank Plus Corporation, Attention: General Counsel, 4565 Colorado Boulevard, Los Angeles, 90039, telephone number (818) 549-3330.


                                    EXPERTS

       The financial statements and the related financial statement schedules incorporated in this Post-Effective Amendment No. 1 to Form S-8 by reference from Bank Plus' Annual Report on Form 10-K for the year ended December 31, 1997 have been audited by Deloitte & Touche LLP, independent auditors, as stated in their report which is incorporated herein by reference and have been so incorporated in reliance upon such report of such firm given upon their authority as experts in accounting and auditing.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 3.   INCORPORATION OF DOCUMENTS BY REFERENCE.
          ---------------------------------------

          The following documents filed with the Securities and Exchange Commission (the "Commission") are incorporated herein by reference:

(1) The Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1997; and

(2) The description of the Registrant's Common Stock contained in the Registrant's Registration Statement on Form 8-B filed on April 22, 1996.

          All documents subsequently filed by the Registrant pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment indicating that all securities offered hereby have been sold or that deregisters all such securities then remaining unsold, shall be deemed to be incorporated by reference in the registration statement and to be a part hereof from the date of filing of such documents.

ITEM 8.   EXHIBITS
          --------

          4.1 Bank Plus Corporation Stock Option and Equity Incentive Plan, as amended and restated as of February 26, 1997 (incorporated by reference to Exhibit 4.1 of the Form S-8 filed by the Registrant on September 4, 1997 (the "Form S-8"))

          4.2 Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 of the Form 8-B filed by the Registrant on April 22, 1996 (the "Form 8-B"))

          4.3  Bylaws of the Registrant (incorporated by reference to Exhibit
               3.2 of the Form 8-B)

          4.4 Indenture between Registrant and the Bank of New York, as Trustee, relating to the 12% Senior Notes due July 18, 2007 of Registrant (incorporated by reference to Exhibit 4.4 of the Form S-8)

          5.1  Opinion of Sullivan & Cromwell (incorporated by reference to
               Exhibit 5.1 of the Form S-8)


          23.1 Consent of Deloitte & Touche LLP with respect to the Annual Report of the Registrant

          23.3 Consent of Sullivan & Cromwell (included in Exhibit 5.1) (incorporated by reference to Exhibit 5.1 of the Form S-8)

ITEM 9.   UNDERTAKINGS.
          ------------

     (a)  The undersigned registrant hereby undertakes:

          (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement;

               (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

               (ii) To reflect in the prospectus any facts or events arising after the effective date of the Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

               (iii) To include any material information with respect to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

provided, however, that paragraphs (a) (1) (i) and (a) (1)(ii) do not apply if the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in the Registration Statement.

          (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

          (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

     (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the Registrant's annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan's annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

     (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, State of California, on this 17th day of April, 1998.

                           BANK PLUS CORPORATION


                           By:       /s/ GODFREY B. EVANS
                              --------------------------------------------
                                           Godfrey B. Evans,
                              Executive Vice President and General Counsel

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Godfrey B. Evans as his true and lawful attorney-in-fact and agent with full powers of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities to sign any or all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the foregoing, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                     Title                          Date
---------                     -----                          ----


/s/         *                 Chairman of the Board          April 17, 1998
---------------------------
Gordon V. Smith


/s/         *                 Vice Chairman, President and   April 17, 1998

---------------------------   Chief Executive Officer
Richard M. Greenwood


/s/          *                Director                       April 17, 1998
---------------------------
Norman Barker, Jr.

/s/          *                Director                       Aptil 17, 1998
---------------------------
Waldo H. Burnside


/s/          *                Director                       April 17, 1998
---------------------------
George Gibbs, Jr.


/s/          *                Director                       April 17, 1998
---------------------------
Lilly V. Lee


/s/          *                Director                       April 17, 1998
---------------------------
Mark Sullivan III


* By:  /s/ GODFREY B. EVANS
      ---------------------
      Godfrey B. Evans
      Attorney-in-fact

                                 EXHIBIT INDEX


Exhibit
Number    Description
-------   -----------

4.1 Bank Plus Corporation Stock Option and Equity Incentive Plan, as amended and restated as of February 26, 1997 (incorporated by reference to Exhibit 4.1 of the Form S-8 filed by the Registrant on September 4, 1997 (the "Form S-8"))

4.2 Certificate of Incorporation of the Registrant (incorporated by reference to Exhibit 3.1 of the Form 8-B filed by the Registrant on April 22, 1996 (the "Form 8-B"))

4.3 Bylaws of the Registrant (incorporated by reference to Exhibit 3.2 of the Form 8-B)

4.4 Indenture between Registrant and the Bank of New York, as Trustee, relating to the 12% Senior Notes due July 18, 2007 of Registrant
          (incorporated by reference to Exhibit 4.4 of the Form S-8)

5.1       Opinion of Sullivan & Cromwell (incorporated by reference to Exhibit
          5.1 of the Form S-8)

23.1 Consent of Deloitte & Touche LLP with respect to the Annual Report of the Registrant

23.3 Consent of Sullivan & Cromwell (included in Exhibit 5.1) (incorporated by reference to Exhibit 5.1 of the Form S-8)
